EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS THIRD QUARTER 2018 FINANCIAL RESULTS

•	Subscription revenue up 51% year-over-year.

•	Total revenue up 17% year-over-year.

•	Free cash flow improvement of $7.2 million year-over-year.

HOUSTON – October 25, 2018 — PROS Holdings, Inc. (NYSE: PRO), a provider of AI-powered solutions that optimize selling in the digital economy, today announced financial results for the third quarter ended September 30, 2018.

CEO Andres Reiner stated, “We have strong momentum in our business and, in the first nine months of the year, we increased our deal volume by 34% as we continue to execute on our land-and-expand strategy.  As companies across industries put commerce at the heart of their digital transformation strategies, we have an exceptional opportunity to grow and scale our business. We are seeing the market embrace our AI solutions, which contributed to our Q3 outperformance and gives us confidence to once again improve our growth outlook for the year.”

Third Quarter 2018 Financial Highlights

Key financial results for the third quarter 2018 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change
Revenue:
Total Revenue	49.1	41.9	17%	n/a	n/a	n/a
Subscription Revenue	23.9	15.8	51%	n/a	n/a	n/a
Subscription and Maintenance Revenue	40.1	32.9	22%	n/a	n/a	n/a
Profitability:
Gross Profit	29.6	24.2	22%	31.2	25.7	21%
Operating Loss	(11.9)	(17.8)	nm	(5.1)	(9.9)	nm
Net Loss	(15.8)	(21.2)	nm	(4.6)	(6.9)	nm
Net Loss Per Share	(0.44)	(0.67)	nm	(0.13)	(0.22)	nm
Adjusted EBITDA	n/a	n/a	n/a	(4.9)	(9.2)	nm
Cash:
Net Cash Used in Operating Activities	(1.2)	(8.5)	nm	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	(2.6)	(9.8)	nm

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•	Completed a follow-on public offering of 4,370,000 primary shares of common stock generating $142 million in net proceeds.

•	Earned third consecutive placement to the prestigious Constellation ShortList™ for Configure, Price, Quote Solutions.

•
Showcased PROS incredible talent and technical acumen at the Grace Hopper Conference for Women in Computing, with five PROS employees delivering presentations or moderating panels on topics including user experience and product architecture.

•
Awarded prominent speaking and presentation positions at several prestigious events, including Dreamforce, the London Aviation Festival, the Mega Asia-Pacific Ancillary & Loyalty Conference, Microsoft Envision and Inspire, SAP Customer Experience LIVE, the T2RL New Architectures in Airline Passenger Systems Conference and TIACA’s International Air Cargo Forum and Exhibition.

•
Released findings of the global study, “The Future is Now: Technologies Shaping Commerce”, conducted by Hanover Research on behalf of PROS, which examines the expectations and digital initiatives of more than 700 B2B decision makers across industries.

•
Launched a roadshow series held across Microsoft Technology Centers where PROS, Microsoft and Adobe are partnering to bring together regional industry leaders to educate them on how to use AI to drive their business revenue growth.

Financial Outlook

PROS anticipates the following based on an estimated 37.2 million basic weighted average shares outstanding for the fourth quarter of 2018 and a 22% non-GAAP estimated tax rate for the fourth quarter and full year 2018:

	Q4 2018 Guidance	v. Q4 2017 at Mid-Point	Full Year 2018 Guidance	v. Prior Year at Mid-Point
Total Revenue	$50.0 to $51.0	9%	$194.4 to $195.4	15%
Subscription Revenue	$26.25 to $26.75	39%	$93.1 to $93.6	54%
ARR	n/a	n/a	$187.0 to $190.0	17%
Non-GAAP Loss Per Share	$(0.14) to $(0.12)	nm	n/a	n/a
Adjusted EBITDA	$(5.0) to $(4.0)	$0.4	$(22.0) to $(21.0)	$12.2
Free Cash Flow	n/a	n/a	$(5.0) to $(2.0)	$26.0
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, October 25, 2018, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live webcast of the conference call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, November 8, 2018, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13684013. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s website at www.pros.com.

About PROS

PROS Holdings, Inc. (NYSE: PRO) provides AI solutions that power commerce in the digital economy. PROS solutions bring intelligence to commerce by providing companies with predictive and prescriptive guidance that enables them to dynamically price, configure and sell their products and services across all channels with speed, precision and consistency. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about our future financial performance; positioning; management's confidence and optimism; customer successes; demand for enterprise revenue, profit realization and modern commerce software solutions; business expansion; business predictability; ARR; revenue; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) our ability to execute on our cloud strategy, (b) reduced revenue and cash flow resulting from our transition to a cloud strategy, (c) threats to the security of our or our customer’s data, (d) potential business or service disruptions from our third party data centers, cloud platform providers or other unrelated service providers, (e) market acceptance of our new products and product enhancements,

(f) the risk that the markets for our software do not grow as anticipated, (g) the length of our sales cycles, (h) the risk that we will not be able to maintain historical maintenance, support and subscription renewal rates, (i) competition from vendors of sales, pricing, revenue management and configure-price-quote solutions as well as from companies internally developing their own solutions, (j) potential unauthorized or improper actions of our personnel, (k) the risk that acquisitions we have and may enter into in the future may be difficult to integrate, fail to achieve our objectives, disrupt our business, dilute stockholder value or divert management attention, (l) any downturn in sales to our target markets, (m) potential delays or other challenges related to the implementation of our solutions, (n) the difficulties of making accurate estimates necessary to complete a project and recognize revenue, (o) personnel risks associated with growing a business generally, (p) the impact that a slowdown in the world or any particular economy has on our business sales cycles, prospects’ and customers’ spending decisions, timing of implementation decisions, payment and renewal decision, (q) our debt repayment obligations, (r) the impact of currency fluctuations on our results of operations, and (s) civil and political unrest in geographic regions in which we operate. Additional information relating to the uncertainty affecting PROS’ business is contained in our filings with the Securities and Exchange Commission. These forward-looking statements represent PROS’ expectations as of the date of this press release. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, tax rate, net income (loss) and diluted earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud-first transition.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow and non-GAAP tax rates (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, amortization of debt discount and issuance costs, and related taxes. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, integration costs and other one-time direct costs associated with our acquisitions, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less additions to property, plant and equipment, purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Shannon Tatz
713-335-5932
ir@pros.com

Media Contact:
James Garber
617-960-9875
pros@marchcomms.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2018	December 31, 2017
Assets:
Current assets:
Cash and cash equivalents	$281,889	$160,505
Trade and other receivables, net of allowance of $981 and $760, respectively	46,170	32,484
Deferred costs	3,413	3,137
Prepaid and other current assets	7,123	5,930
Total current assets	338,595	202,056
Property and equipment, net	14,855	14,007
Long-term deferred costs	11,481	3,194
Intangibles, net	21,229	26,929
Goodwill	38,373	38,458
Other long-term assets	4,643	4,039
Total assets	$429,176	$288,683
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$5,542	$2,976
Accrued liabilities	6,313	6,733
Accrued payroll and other employee benefits	16,375	16,712
Deferred revenue	100,504	75,604
Total current liabilities	128,734	102,025
Long-term deferred revenue	14,492	19,591
Convertible debt, net	222,124	213,203
Other long-term liabilities	815	843
Total liabilities	366,165	335,662
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 41,556,620 and 36,356,760 shares issued, respectively; 37,139,035 and 31,939,175 shares outstanding, respectively	42	36
Additional paid-in capital	360,021	207,924
Treasury stock, 4,417,585 common shares, at cost	(13,938)	(13,938)
Accumulated deficit	(279,948)	(238,185)
Accumulated other comprehensive loss	(3,166)	(2,816)
Total stockholders’ equity	63,011	(46,979)
Total liabilities and stockholders’ equity	$429,176	$288,683

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue:
Subscription	$23,888	$15,809	$66,876	$41,457
Maintenance and support	16,238	17,124	49,037	52,332
Total subscription, maintenance and support	40,126	32,933	115,913	93,789
License	1,093	603	2,854	3,883
Services	7,856	8,401	25,644	24,800
Total revenue	49,075	41,937	144,411	122,472
Cost of revenue:
Subscription	9,053	7,868	26,308	19,605
Maintenance and support	2,852	2,859	8,762	8,886
Total cost of subscription, maintenance and support	11,905	10,727	35,070	28,491
License	63	73	200	210
Services	7,508	6,924	22,451	21,718
Total cost of revenue	19,476	17,724	57,721	50,419
Gross profit	29,599	24,213	86,690	72,053
Operating expenses:
Selling and marketing	17,513	16,980	53,671	50,625
General and administrative	10,179	10,324	31,013	30,514
Research and development	13,773	14,046	41,517	42,429
Acquisition-related	—	613	95	613
Loss from operations	(11,866)	(17,750)	(39,606)	(52,128)
Convertible debt interest and amortization	(4,266)	(4,094)	(12,671)	(9,078)
Other income, net	521	347	967	315
Loss before income tax provision (benefit)	(15,611)	(21,497)	(51,310)	(60,891)
Income tax provision (benefit)	175	(271)	176	55
Net loss	$(15,786)	$(21,226)	$(51,486)	$(60,946)

Net loss per share:
Basic and diluted	$(0.44)	$(0.67)	$(1.53)	$(1.93)
Weighted average number of shares:
Basic and diluted	35,676	31,867	33,568	31,527

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Operating activities:
Net loss	$(15,786)	$(21,226)	$(51,486)	$(60,946)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,165	3,042	9,785	7,047
Amortization of debt discount and issuance costs	3,029	2,853	8,958	6,363
Share-based compensation	4,957	5,571	16,355	17,665
Deferred income tax, net	—	(486)	(252)	(453)
Provision for doubtful accounts	—	—	215	—
Loss on disposal of assets	—	—	37	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(6,796)	(278)	(13,898)	(141)
Deferred costs	(875)	—	(1,517)	—
Prepaid expenses and other assets	(1,822)	(5,320)	(1,884)	(6,301)
Accounts payable and other liabilities	840	(1,104)	2,569	1,734
Accrued liabilities	(2,647)	(760)	(533)	(473)
Accrued payroll and other employee benefits	3,985	2,879	(342)	(5,722)
Deferred revenue	10,775	6,290	22,508	11,379
Net cash used in operating activities	(1,175)	(8,539)	(9,485)	(29,848)
Investing activities:
Purchases of property and equipment	(219)	(540)	(1,406)	(1,235)
Acquisition of Vayant, net of cash acquired	—	(34,130)	—	(34,130)
Capitalized internal-use software development costs	(1,202)	(688)	(3,686)	(1,996)
Purchase of intangible asset	—	(75)	—	(75)
Proceeds from maturities of short-term investments	—	6,009	—	15,992
Net cash used in investing activities	(1,421)	(29,424)	(5,092)	(21,444)
Financing activities:
Exercise of stock options	(59)	1,071	1,142	6,347
Proceeds from employee stock plans	886	759	1,720	1,535
Tax withholding related to net share settlement of stock awards	(185)	(1,489)	(9,153)	(7,243)
Proceeds from Secondary Offering, net	141,954	—	141,954	—
Payments of notes payable	1	—	(54)	(155)
Debt issuance costs related to Revolver	—	(25)	—	(150)
Debt issuance costs related to convertible debt	—	(2,673)	—	(2,673)
Proceeds from issuance of convertible debt, net	—	—	—	93,500
Net cash provided by (used in) financing activities	142,597	(2,357)	135,609	91,161
Effect of foreign currency rates on cash	21	(290)	352	(549)
Net change in cash and cash equivalents	140,022	(40,610)	121,384	39,320
Cash and cash equivalents:
Beginning of period	141,867	197,969	160,505	118,039
End of period	$281,889	$157,359	$281,889	$157,359

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended September 30,		Quarter over Quarter	Nine Months Ended September 30,		Year over Year
	2018	2017	% change	2018	2017	% change
GAAP gross profit	$29,599	$24,213	22%	$86,690	$72,053	20%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,125	1,055		3,547	2,017
Share-based compensation	445	479		1,325	1,569
Non-GAAP gross profit	$31,169	$25,747	21%	$91,562	$75,639	21%

Non-GAAP gross margin	63.5%	61.4%		63.4%	61.8%

GAAP loss from operations	$(11,866)	$(17,750)	(33)%	$(39,606)	$(52,128)	(24)%
Non-GAAP adjustments:
Acquisition-related expenses	—	613		95	613
Amortization of acquisition-related intangibles	1,790	1,713		5,702	3,062
Share-based compensation	4,957	5,571		16,355	17,665
Total Non-GAAP adjustments	6,747	7,897		22,152	21,340
Non-GAAP loss from operations	$(5,119)	$(9,853)	(48)%	$(17,454)	$(30,788)	(43)%

Non-GAAP loss from operations % of total revenue	(10.4)%	(23.5)%		(12.1)%	(25.1)%

GAAP net loss	$(15,786)	$(21,226)	(26)%	$(51,486)	$(60,946)	(16)%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	6,747	7,897		22,152	21,340
Amortization of debt discount and issuance costs	3,016	2,844		8,921	6,337
Tax impact related to non-GAAP adjustments	1,461	3,602		4,628	12,012
Non-GAAP net loss	$(4,562)	$(6,883)	(34)%	$(15,785)	$(21,257)	(26)%

Non-GAAP diluted loss per share	$(0.13)	$(0.22)		$(0.47)	$(0.67)

Shares used in computing non-GAAP loss per share	35,676	31,867		33,568	31,527

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Cost of Subscription Items
Amortization of acquisition-related intangibles	947	874	2,997	1,504
Share-based compensation	77	58	165	187
Total cost of subscription items	$1,024	$932	$3,162	$1,691

Cost of Maintenance Items
Amortization of acquisition-related intangibles	168	170	517	482
Share-based compensation	53	45	185	218
Total cost of maintenance items	$221	$215	$702	$700

Cost of License Items
Amortization of acquisition-related intangibles	10	11	33	31
Total cost of license items	$10	$11	$33	$31

Cost of Services Items
Share-based compensation	315	376	975	1,164
Total cost of services items	$315	$376	$975	$1,164

Sales and Marketing Items
Amortization of acquisition-related intangibles	665	658	2,155	1,045
Share-based compensation	779	909	3,347	3,313
Total sales and marketing items	$1,444	$1,567	$5,502	$4,358

General and Administrative Items
Share-based compensation	2,635	2,864	8,202	8,546
Total general and administrative items	$2,635	$2,864	$8,202	$8,546

Research and Development Items
Share-based compensation	1,098	1,319	3,481	4,237
Total research and development items	$1,098	$1,319	$3,481	$4,237

Acquisition-related expenses	$—	$613	$95	$613

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Adjusted EBITDA
GAAP Loss from Operations	$(11,866)	$(17,750)	$(39,606)	$(52,128)
Acquisition-related expenses	—	613	95	613
Amortization of acquisition-related intangibles	1,790	1,713	5,702	3,062
Share-based compensation	4,957	5,571	16,355	17,665
Depreciation	1,375	1,329	4,083	3,985
Capitalized internal-use software development costs	(1,202)	(688)	(3,686)	(1,996)
Adjusted EBITDA	$(4,946)	$(9,212)	$(17,057)	$(28,799)

Free Cash Flow
Net cash used in operating activities	$(1,175)	$(8,539)	$(9,485)	$(29,848)
Purchase of property and equipment	(219)	(540)	(1,406)	(1,235)
Purchase of intangible asset	—	(75)	—	(75)
Capitalized internal-use software development costs	(1,202)	(688)	(3,686)	(1,996)
Free Cash Flow	$(2,596)	$(9,842)	$(14,577)	$(33,154)

Guidance	Q4 2018 Guidance		Full Year 2018 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(12,300)	$(11,300)	$(51,800)	$(50,800)
Amortization of acquisition-related intangibles	1,700	1,700	7,400	7,400
Share-based compensation	5,300	5,300	21,700	21,700
Depreciation	1,500	1,500	5,600	5,600
Capitalized internal-use software development costs	(1,200)	(1,200)	(4,900)	(4,900)
Adjusted EBITDA	$(5,000)	$(4,000)	$(22,000)	$(21,000)